SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 30, 2011 (November 29, 2011)

ELEPHANT TALK COMMUNICATIONS CORP.
(Exact name of registrant as specified in Charter)

Delaware	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

19103 Centre Rose Boulevard
Lutz, FL 33558
United States
(Address of principal executive offices)

+ 1 813 926 8920
(Issuer's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 30, 2011, Elephant Talk Communications Corp. (the “Company”) was notified by NYSE Regulations, Inc. (“NYSER”) that the Company was authorized for listing on the NYSE Amex (“Amex”).  The Company’s common stock is expected to begin trading on the Amex under the symbol “ETAK” on December 5, 2011.  The Company’s common stock will then no longer be quoted on the OTC Bulletin Board under the symbol OTCBB.ETAK.

A copy of a press release announcing the NYSER approval is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Press Release

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated November 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS CORP.

By:	/s/ Steven van der Velden
Steven van der Velden
Chief Executive Officer

Dated: November 30, 2011